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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                      FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 17, 2001


                              LARSCOM INCORPORATED
                         -------------------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                 (State or other jurisdiction of incorporation)



            001-12491                                  94-2362692
      ---------------------               ------------------------------------
      (Commission File No.)               (IRS Employer Identification Number)


                              1845 McCandless Drive
                           Milpitas, California 95035
                          ----------------------------
                    (Address of principal executive offices)


                                 (408) 941-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS

          Larscom Incorporated issued a press release on September 17, 2001 regarding the appointment of Desmond P. Wilson III to its board of directors. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1      Press Release dated September 17, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 17, 2001                    LARSCOM INCORPORATED



                                              By: /s/ Donald W. Morgan
                                                 -------------------------------
                                                 Donald W. Morgan
                                                 Vice President and
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION

 99.1                 Press release dated September 17, 2001.